Exhibit 10.4

Execution Copy

REGISTRATION RIGHTS AGREEMENT

By and Among

OPEN LINK FINANCIAL, INC.,

The Investors

as defined herein

and

The Management Stockholders

as defined herein

Dated as of February 1, 2006

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of February 1, 2006, by and among Open Link Financial, Inc., a Delaware corporation (the “Company”) the persons designated as Investors on the signature pages hereto (the “Investors”) and the persons designated as Management Stockholders on the signature pages hereto (the “Management Stockholders”).

WHEREAS, certain of the Investors are the holders of all issued and outstanding shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Convertible Preferred Stock”);

WHEREAS, certain of the Investors are holders of convertible subordinated notes that are convertible into subordinated notes and warrants (the “Warrants”) to acquire shares of Common Stock (as defined below in Section 1);

WHEREAS, the Management Stockholders are the holders of issued and outstanding shares of Common Stock; and

WHEREAS, the parties hereto desire to agree upon the terms on which the securities of the Company, now or hereafter held by them, will be registered for sale to the public.

NOW, THEREFORE, the Company, the Investors and the Management Stockholders hereby agree as follows:

1.                                        Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Board of Directors” means the Board of Directors of the Company.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Common Stock” shall mean the Common Stock, par value $.001 per share, of the Company and any other securities into which or for which any of the securities described above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

“Company” shall have the meaning set forth in the preamble and shall include any successor or successors thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” shall mean (i) any Investor holding Registrable Securities, (ii) any Management Stockholder holding Registrable Securities and (iii) any Person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 11 hereof.

“Majority Interest” means the Investors holding not less than a majority in interest of the outstanding Registrable Securities held by all Investors.

“Person” shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

“Registrable Securities” shall mean (i) any shares of Common Stock held by the Investors or by Management Stockholders, or subject to acquisition by any Investor upon conversion of the Convertible Preferred Stock or exercise of the Warrants (it being understood that for purposes of this Agreement, an Investor will be deemed to be a holder of Registrable Securities whenever such Investor has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected) and (ii) any other securities issued and issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that if an Investor owns Convertible Preferred Stock, the Investor may exercise its registration rights hereunder by converting the shares to be sold under the relevant registration statement into Common Stock as of the closing of the relevant offering and shall not be required to cause such Convertible Preferred Stock to be converted to Common Stock until and unless such closing occurs, it being understood that the Company shall at the request of the relevant Investor effect the reconversion of Common Stock into Convertible Preferred Stock if, notwithstanding the foregoing, such a conversion occurs and the relevant offering does not close; and provided, further, that any Common Stock that is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder or that may be sold without restriction as to volume or otherwise pursuant to Rule 144(k) under the Securities Act shall not be deemed Registrable Securities.

“Registration Expenses” shall mean the expenses so described in Section 6 hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder.

2.                                       Demand Registrations.

(a)                                  At any time after the initial public offering of the Company’s Common Stock pursuant to an effective registration under the Securities Act (the “IPO”), a Majority Interest may request that the Company register under the Securities Act all or any portion of the Registrable Securities held by such Majority Interest; provided that such registration shall not become effective prior to the six month anniversary of the effectiveness of the Company’s IPO. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Holders, who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Holder to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its best efforts to effect expeditiously the registration of all Registrable Securities whose holders request, pursuant to this Section 2, participation in such registration under the Securities Act and to qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than two (2) times for the holders of the Registrable Securities as a group. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within ninety (90) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering. The Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section 2 for a reasonable time period, provided that such postponements shall not exceed ninety (90) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board of Directors determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness. A registration will not count as a requested registration under this Section 2(a) until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating Investors; provided, however, that if the Investors holding not less than a majority of the participating Registrable Securities owned by all Investors shall request, in writing, that the Company withdraw a registration statement that has been filed under this Section 2(a) but has not yet been declared effective, a majority in interest of such Investors may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein. In addition, a registration will not count as a requested registration under this Section 2(a) in the event that any Registrable Securities sought to be included by the Investors in such registration are excluded from such registration in accordance with Section 2(b) or Section 4.

(b)                                 If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, however, that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having contractual, incidental registration rights, (ii) second, shares sought to be registered by the Company, (iii) third, securities held by any Person having contractual, incidental registration rights pursuant to an agreement other than this Agreement and (iv) fourth, the Registrable Securities sought to be included by the Management Stockholders and the Registrable Securities

sought to be included by the Investors. If there is a reduction of the number of Registrable Securities registered pursuant to clauses (i), (iii) or (iv) such reduction shall be made on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence). To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the shares allocated to any Holder to the nearest one hundred (100) shares.

(c)                                  With respect to a request for registration pursuant to Section 2(a) that is for an underwritten public offering, the managing underwriter shall be chosen by the Investors holding not less than a majority of the Registrable Securities to be sold by all Investors in such offering, subject to the Company’s consent, which consent shall not be unreasonably withheld. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180), days following the effective date of any registration required pursuant to this Section 2 or such lesser period as may be consented to by the managing underwriter.

3.                                       Form S-3. If the Company becomes eligible to use Form S-3 (or any comparable successor form) under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any comparable successor form) under the Securities Act. For so long as the Company is qualified to register securities on Form S-3 (or any comparable successor form), an Investor or Investors holding Registrable Securities anticipated to have an aggregate sale price (net of underwriting discounts and commissions, if any) in excess of $1,000,000 shall have the right, on one or more occasions, to request registration on Form S-3 (or any comparable successor form) for the Registrable Securities held by such requesting Investor or Investors. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Investor or Investors. The Company shall give notice to all other Holders of the receipt of a request for registration pursuant to this Section 3 and such Holders shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration. The Company shall use its best efforts to effect promptly the registration of all shares on Form S-3 (or any comparable successor form) to the extent requested by such Holders; provided,  however, the Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section 3 for a reasonable period of time, provided that such postponements shall not exceed ninety (90) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness.

4.                                       Piggyback Registration. If at any time or times, the Company shall propose to register any of its Common Stock or securities convertible into or exchangeable or exercisable for any of its Common Stock under the Securities Act for sale to the public (whether in connection with a public offering of securities by the Company (a “primary offering”), a public offering of securities by stockholders (a “secondary offering”), or both, including pursuant to a demand under Section 2 hereof, as provided therein, and except (i) with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, and (ii) in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company shall promptly give written notice at the applicable address of record to each Holder of its intention to do so. Upon the written request of any of such Holder, given within thirty (30) days after receipt by such Holders of such notice, the Company shall, subject to the limits contained in this Section 4, use its best efforts to cause all such Registrable Securities of said requesting Holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, “Selling Stockholders”) is greater than the amount that can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such Investors and/or Management Stockholders holding shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence: (A) first, securities held by any Persons not having any contractual, incidental registration rights, (B) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement other than this Agreement, (C) third, the Registrable Securities sought to be included by the Management Stockholders and the Registrable Securities sought to be included by the Investors. If there is a reduction in the number of Registrable Securities registered pursuant to clauses (A), (B) or (C), such reduction shall be made on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence). To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the shares allocated to any Holder to the nearest one hundred (100) shares.

5.                                       Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

(a)                                  prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

(b)                                 prepare and file with the Commission such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective as contemplated herein and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

(c)                                  furnish to each selling Holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling Holder;

(d)                                 register or qualify the securities covered by such registration statement under the securities or state “blue sky” laws of such jurisdictions as each selling Holder may request, and do any and all other acts and things that may be necessary under such state securities or “blue sky” laws to enable such selling Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling Holder; provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein;

(e)                                  within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to (i) counsel selected by the Investors holding not less than a majority of the participating Registrable Securities owned by all Investors and (ii) each of the Management Stockholders, copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel;

(f)                                    immediately notify each selling Holder of Registrable Securities, such selling Holders’ counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue, or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(g)                                 use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued immediately notify each selling Holder of the receipt of such notice and use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

(h)                                 if requested by the managing underwriter or underwriters (if any), any selling Holder, or such selling Holder’s counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling Holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(i)                                     make available to each selling Holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

(j)                                     enter into any reasonable underwriting agreement required by the proposed managing underwriter or underwriter(s) for the selling Holders, if any, and use its best efforts to facilitate the public offering of the securities; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and any written information provided by it to the Company specifically for use in the registration statement, and if the proposed managing underwriter or underwriter(s) require that representations or warranties be made and that indemnification be provided, the Company shall make all such representations and warranties and provide all such indemnities, including, without limitation, in respect of the Company’s business, operations and financial information and the disclosures relating thereto in the prospectus;

(k)                                  request that each prospective selling Holder be furnished a signed counterpart, addressed to the prospective selling Holder, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) if and to the extent permitted by applicable professional standards, a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

(1)                                  cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the similar securities issued by the Company are then listed or quoted (or, if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the Investors selling Registrable Securities and the Company shall determine);

(m)                               otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its stockholders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);

(n)                                 otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement;

(o)                                 during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(p)                                 appoint a transfer agent and registrar for all Registrable Securities covered by a registration statement not later than the effective date of such registration statement; and

(q)                                 in connection with an underwritten offering, to the extent reasonably requested by the managing underwriter for the offering or the selling Investors, participate in and support customary efforts to sell the securities in the offering, including, without limitation, participating in “road shows”.

6.                                       Expenses. All expenses incurred by the Company and the Holders in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel for the Company and one counsel for the Holders participating in such registration as a group (selected by a majority in interest of the Holders who participate in the registration), underwriting expenses (other than commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (all of such expenses referred to as “Registration Expenses”), shall be paid by the Company.

7.                                       Indemnification.

(a)                                  Incident to any registration statement referred to in this Agreement, and subject to applicable law, the Company shall indemnify and hold harmless each underwriter and each Holder (including its partners (including partners of partners and stockholders of any such partners)), and directors, officers, employees and agents of any of them, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Controlling Person”) (each an “Indemnified Party” and collectively, the “Indemnified Parties”) who offers or sells any such Registrable Securities in connection with such registration statement, from and against any and all losses, claims, expenses, damages or liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), as the same are incurred to which they, or any of them, may become subject under the Securities. Act, the Exchange Act, other federal or state statutory law or regulation, at common law, or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or action in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act (including any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or “blue sky” laws or any rule or regulation thereunder in connection with such registration, and except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Party in connection with investigating or defending any such liability as expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Party specifically for use therein; and provided further, that the Company shall not be required to indemnify any Indemnified Party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability that arises out of the failure of any Indemnified Party to deliver a prospectus as required by the Securities Act.

(b)                                 Each Holder, if any, selling Registrable Securities included in such registration being effected shall indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees and agents), and each other selling Holder (including its partners (including partners of partners and stockholders of such partners) and directors, officers, employees and agents of any of them), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law, or otherwise to the same extent provided in Section 7(a) above, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder specifically for use therein. In no event, however, shall the liability of any selling Holder for indemnification under this Section 7 in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such selling Holder, or (ii) the amount equal to the proceeds to such selling Holder of the securities sold in any such registration; and provided further, that no selling Holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

(c)                                  If the indemnification provided for in this Section 7 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 7, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling Holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, and the selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling Holders or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Investors and the Management Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling Holder be required to contribute any amount under this Section 7(c) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement that are being sold by such selling Holder or (ii) the proceeds received by such selling Holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(d)           The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

8.               Compliance with Rule 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are Holders; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any comparable successor rules). The Company shall furnish to any Holder upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A (or such comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

9.               Market Stand-Off. Each Holder agrees, if requested by the Company and the managing underwriter of Registrable Securities in connection with any underwritten public offering of the Company and if the Company’s executive officers and directors so agree, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any equity securities of the Company (or any other security the value of which is derived by reference to the equity securities of the Company) held by it for (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith. Notwithstanding the foregoing, if: (x) during the last 17 days of the foregoing 180-day period or 90-day period, as applicable, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the 180-day period or 90-day period, as applicable, the

Company announces that it will release earnings results during the 16-day period beginning on the last day of the period, then the restrictions described above shall continue to apply until the expiration of an 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Each Holder agrees, if requested by the Company and the managing underwriter, to execute a separate letter reflecting the agreement set forth in this Section 9.

10.             Amendments. The provisions of this Agreement may be amended only with the written consent of the Company and a Majority Interest; provided, however, that any amendment that adversely affects the rights of the Management Stockholders shall require the prior written consent of a majority in interest of the outstanding Registrable Securities held by Management Stockholders.

11.             Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities. Any transferee of Registrable Securities held by an Investor shall be deemed within the definition of an “Investor” and any transferee of Registrable Securities held by a Management Stockholder shall be deemed within the definition of “Management Stockholder”. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

12.             Rights Granted to Subsequent Investors. Other than permitted transferees of Registrable Securities under Section 11 hereof, the Company shall not, without the prior written consent of a Majority Interest, (a) allow purchasers of the Company’s securities to become a party to this Agreement or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

13.             Specific Performance. The Company recognizes and agrees that each Holder will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any Holder or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

14.                                 Miscellaneous.

(a)           All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

If to the Company:

Open Link Financial, Inc.

1502 Reckson Plaza

West Tower - 15th Floor

Uniondale, NY 11556-1502

Telecopy No.: (516) 394-1193

If to the Investors:

TA Associates, Inc.

125 High Street

Suite 2500

Boston, MA 02110

Attention: Jonathan W. Meeks

Telecopy No.: (617) 574-6728

If to any other Holder:

At such Person’s address for notice as set forth in the books and records of the Company:

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

(b)             This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof.

(c)             This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)             If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

15.                                 Dispute Resolution All disputes, claims, or controversies arising out of or relating to this Agreement, or any other agreement executed and delivered pursuant to or in connection with this Agreement or the negotiation, breach, validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before

Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in New York, New York before a single independent arbitrator (the “Arbitrator”). The parties understand and agree that this arbitration shall apply equally to claims of fraud or fraud in the inducement.

(b)              The parties covenant and agree that the arbitration shall commence within 120 days of the date on which a written demand for arbitration is filed by any party hereto (the “Filing Date”). In connection with the arbitration proceeding, the Arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the Arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the Arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witnesses or experts. The Arbitrator’s decision and award shall be made and delivered within 180 days of the Filing Date. The Arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The Arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

(c)               The parties covenant and agree that they will participate in the arbitration in good faith and that they will (i) bear their own attorneys’ fees, costs and expenses in connection with the arbitration, and (ii) share equally in the fees and expenses charged by the Arbitrator. Any party unsuccessfully refusing to comply with an order of the Arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. This Section 15 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the purpose of avoiding immediate and irreparable harm.

16.                                 Consent to Jurisdiction. Except as provided in Section 15(c) each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of JAMS to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to or in connection with this Agreement or the negotiation, breach, validity, termination or performance hereof and thereof or the transactions contemplated hereby and thereby, and further consents to the sole and exclusive jurisdiction of the state and federal courts located in the State of New York and the city of New York for the purposes of enforcing the arbitration provisions of Section 15 of this Agreement. Each party further irrevocably waives any objection to proceeding before the Arbitrator based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before the Arbitrator has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given as provided in Section 14. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

THE COMPANY:

OPEN LINK FINANCIAL, INC.

By:	/s/ Coleman Fung
Name: Coleman Fung
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

MANAGEMENT STOCKHOLDERS:

/s/ Coleman Fung
Coleman Fung

/s/ Kevin Hesselbirg
Kevin Hesselbirg

[Signature Page to Registration Rights Agreement]

TA IX L.P.

By:	TA Associates IX LLC, its general partner
By:	TA Associates, Inc., its manager

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

TA STRATEGIC PARTNERS FUND A L.P.

By:	TA Associates SPF L.P., its general partner
By:	TA Associates, Inc., its general partner

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

TA STRATEGIC PARTNERS FUND B L.P.

By:	TA Associates SPF L.P., its general partner
By:	TA Associates, Inc., its general partner

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

TA ATLANTIC AND PACIFIC V L.P.

By:	TA Associates AP V L.P., its general partner
By:	TA Associates, Inc., its General Partner

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

[Signature Page to Registration Rights Agreement]

TA INVESTORS II L.P.

By:	TA Associates, Inc., its general partner

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

TA SUBORDINATED DEBT FUND, L.P.

By:	TA Associates SDF LLC, its General Partner
By:	TA Associates, Inc., its Manager

By:	/s/ Jonathan Meeks
Name: Jonathan Meeks
Title: Principal

[Signature Page to Registration Rights Agreement]